UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2005

APPLE REIT SIX, INC.

(Exact name of registrant as specified in its charter)

Virginia	333-112169	20-0620523
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Six, Inc. (which is referred to below as the “Company” or as “we,” “us” or “our”) is filing this report in accordance with Item 1.01 of Form 8-K.

Item 1.01. Entry into a Material Definitive Agreement

On June 14, 2005, we caused one of our indirect wholly-owned subsidiaries, Apple Six Hospitality Ownership, Inc., to enter into a series of contracts for the potential purchase of 19 hotels. Because we own and control this purchasing subsidiary, references below to our actions or elections should be construed to include actions or elections by our purchasing subsidiary.

These contracts include separate purchase contracts with each of the 16 entities that hold the hotels, and a master purchase contract that applies to each of the separate purchase contracts. If a closing occurs under each purchase contract, our purchasing subsidiary will become the sole member, or sole shareholder, of each of the 16 entities (14 limited liability companies and 2 corporations). These 16 entities have substantial common ownership but do not have any relationship to us or our subsidiaries. Under the master purchase contract, if we elect to terminate a purchase contract during our “review period,” which ends on July 14, 2005, we must terminate the other purchase contracts, unless the selling parties grant consent to a termination of less than all of the purchase contracts.

There can be no assurance at this time that our purchasing subsidiary will in fact purchase any of the entities that hold the hotels. The table below describes the 19 hotels:

Hotel Description

	Hotel	Franchise (a)	Seller	Number of Rooms (b)	Purchase Price
1.	Albany, Georgia	Courtyard by Marriott	Sunbelt-CAG, L.L.C.	84	$8,597,357

2.	Dothan, Alabama	Courtyard by Marriott	Blumberg-Dothan Motel II, L.L.C.	78	8,015,603

3.	Panama City, Florida	Courtyard by Marriott	Sunbelt-CPC, L.L.C.	84	9,244,916

4.	Pensacola, Florida	Courtyard by Marriott	Sunbelt Hotel Enterprises, Inc.	90	11,369,099

5.	Tuscaloosa, Alabama	Courtyard by Marriott	Sunbelt Hotel Enterprises, Inc.	78	7,551,120

6.	Valdosta, Georgia	Courtyard by Marriott	Sunbelt-FCF, L.L.C.	84	8,284,444

7.	Birmingham, Alabama	Fairfield Inn	Sunbelt Hotel Enterprises, Inc.	63	2,175,770

	Hotel	Franchise (a)	Seller	Number of Rooms (b)	Purchase Price
8.	Huntsville, Alabama	Fairfield Inn	Sunbelt-Huntsville, L.L.C.	79	4,954,453

9.	Orange Park, Florida	Fairfield Inn	Sunbelt FOF, L.L.C	83	7,220,699

10.	Pensacola, Florida	Fairfield Inn	Davis Highway, Motel, Inc.	63	4,858,034

11.	Tuscaloosa, Alabama	Fairfield Inn	Sunbelt Hotel Enterprises, Inc.	63	3,981,860

12.	Dothan, Alabama	Hampton Inn & Suites	Sunbelt-IDA, L.L.C.	85	8,672,556

13.	Pensacola, Florida	Hampton Inn & Suites	Sunbelt-IPF, L.L.C.	85	9,279,367

14.	Columbus, Georgia	Residence Inn	Sunbelt-RCG, L.L.C.	78	7,887,810

15.	Huntsville, Alabama	Residence Inn	Sunbelt-Huntsville II, L.L.C.	78	8,288,493

16.	Lakeland, Florida	Residence Inn	RI-Lakeland, L.L.C.	78	9,886,109

17.	Clearwater, Florida	Springhill Suites	Sunbelt Hotels-Florida II, L.L.C.	79	6,922,903

18.	Montgomery, Alabama	Springhill Suites	Sunbelt Hotel Properties II, L.L.C.	79	6,834,944

19.	Savannah, Georgia	Springhill Suites	Sunbelt Hotels-Georgia, L.L.C.	79	5,407,075

	TOTAL			1,490	$139,432,612

Notes for Hotel Description:

(a) All brand and trade names, logos or trademarks contained, or referred to, in this Form 8-K are the properties of their respective owners.

(b) Three hotels (described in 3, 13 and 17 above) are under construction. The number of rooms for these three hotels refers to the expected number of rooms upon completion.

(Remainder of Page is Intentionally Blank)

The aggregate initial deposit with respect to all of the purchase contracts was $500,000. Unless all purchase contracts are terminated during our review period, an additional deposit of $500,000 is required within 3 business days after the expiration of the review period. If we elect to terminate a purchase contract after the review period but before closing and the termination is not based on a seller’s failure to satisfy a required condition, the escrow agent will release the entire deposit to the respective selling parties listed above. The deposits will be credited toward the purchase price of the applicable entities upon any closing.

The deposits under the contracts were funded by the Company’s ongoing offering of Units (each Unit consists of one common share and one Series A preferred share). It is expected that the purchase price under the purchase contracts also will be funded, if the closing occurs, by the Company’s ongoing offering of Units.

The purchase contracts also contemplate that our purchasing subsidiary would assume existing loans secured by 10 of the hotels. The aggregate original principal balance for these loans was approximately $33,920,000 and the current principal balance is approximately $30,900,000. The loans have annual fixed interest rates that range from 6.8% to 8.52% and have maturity dates that range from April 1, 2008 to January 11, 2013. The table below describes these loans:

Loan Description

Hotel	Franchise	Original Principal Balance (a)	Interest Rate	Maturity Date
Pensacola, Florida	Fairfield Inn	$3,120,000	7.35%	May 1, 2008

Pensacola, Florida	Courtyard by Marriott	5,200,000	7.35%	May 1, 2008

Tuscaloosa, Alabama	Residence Inn	5,800,000	7.30%	May 1, 2008

Tuscaloosa, Alabama	Courtyard by Marriott	5,800,000	7.30%	May 1, 2008

Huntsville, Alabama	Fairfield Inn	3,160,000	6.80%	January 11, 2013

Savannah, Georgia	Springhill Suites	3,200,000	6.80%	January 11, 2013

Montgomery, Alabama	Springhill Suites	3,950,000	6.80%	January 11, 2013

Orange Park, Florida	Fairfield Inn	3,400,000	8.52%	February 11, 2011

Hotel	Franchise	Original Principal Balance (a)	Interest Rate	Maturity Date
Dothan, Alabama	Courtyard by Marriott	3,710,000	7.35%	April 1, 2008

Birmingham, Alabama	Fairfield Inn	2,380,000	7.35%	May 1, 2008

Note for Loan Description:

(a) The two Tuscaloosa, Alabama hotels are security for a single loan in an original principal amount of $5,800,000.

If we close under a purchase contract, the applicable hotel will be covered by a separate hotel lease agreement between our purchasing subsidiary and another one of our wholly-owned subsidiaries as the lessee. Our leasing subsidiary will be Apple Six Hospitality Management, Inc. or one of its wholly-owned subsidiaries.

Each purchase contract provides that the existing franchise agreement and management agreement for the applicable hotel will be terminated if a closing occurs. Our leasing subsidiary will enter into new franchise and management agreements with the same parties to continue the existing franchise and management relationships.

During the review period, we will have the opportunity to evaluate the legal, title, survey, construction, physical condition, structural, mechanical, environmental, economic, permit status, franchise status, financial and other documents and information related to the hotels. Although we may terminate a purchase contract at any time during the review period for any reason, the master purchase contract provides that the termination of any single purchase contract will require us to terminate all of the purchase contracts, unless the selling parties consent to a single or partial termination.

A number of closing conditions must be met before or at the closing under each purchase contract, and many of these conditions are currently unsatisfied. They include, but are not limited to, the following: completion of construction of the hotel (where applicable); the seller having performed and complied in all material respects with the covenants under the purchase contract; all third party consents having been obtained; and the applicable franchise and management agreements shall have been terminated and new franchise and management agreements shall have been executed for each property. If the review period has expired and a condition to closing is not satisfied by the seller under a particular purchase contract, then we can terminate that purchase contract and proceed to closing under the remaining purchase contracts.

Accordingly, as of the date of this report and until any closing on the purchase of the entities, there can be no assurance that we will acquire all, or any portion, of the entities that hold the 19 hotels.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Six, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, President

June 17, 2005